Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

EXHIBIT 10.17

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CORPORATE SUPPLY AGREEMENT

BETWEEN BROADCOM CORPORATION AND

MOTOROLA, INC.

This Corporate Supply Agreement (this “Agreement”), dated as of November 17, 2008 (the “Effective Date”), is between Motorola, Inc., located at 1303 E. Algonquin Road, Schaumburg, IL 60196 (“Motorola” or “Customer”) and Broadcom Corporation located at 5300 California Avenue, Irvine, CA 92617 (“Supplier”). Each may be referred to as a party (“Party”), or they may be collectively known as parties (the “Parties”). In consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the Parties hereto agree that Supplier will supply Products to Motorola under the following terms and conditions:

1. SCOPE OF THIS AGREEMENT

1.1 General Applicability. This Agreement applies to all Motorola purchases of Products from Supplier from the Effective Date [***]

                         . References to “Motorola” or “Customer”, and “Supplier” include all entities of each respective Party that control, are controlled by, or are under common control with, that Party (“Affiliates”). An entity “controls” another entity when it owns more than fifty percent of the voting stock or other ownership interest of that entity or has the ability to direct its management.

1.2 Product Schedules. Motorola and Supplier may enter into written and signed product schedules (the “Product Schedules”) to establish additional terms and conditions applicable to one or more Products, or to establish project-specific terms and conditions required in connection with a particular project (e.g., customer-specific requirements). If the terms and conditions of a Product Schedule add to or conflict with this Agreement, the applicable Product Schedule will control as to the inconsistency only. A Product Schedule covering purchases of Products by Motorola for inclusion in Motorola’s broadband set-top boxes is attached as Product Schedule #1 to this Agreement and in addition Product Schedules covering purchases of other Products are attached hereto as Product Schedule 2 and Product Schedule 3.

1.3 Certain Definitions. As used in this Agreement, the following capitalized terms have the following meanings:

a. “Confidential Information” means confidential or proprietary data or information disclosed by one Party to the other under this Agreement (i) in written, graphic, machine recognizable, electronic, sample, or any other visually perceptible form, which is clearly designated as “confidential” or “proprietary” at the time of disclosure, and (ii) in oral form, if it is identified as confidential at the time of disclosure, and confirmed in a written summary designated as “confidential” or “proprietary” within thirty (30) days after disclosure.

b. “Derivative Work” means a work that is based on one or more pre-existing works, such as a revision, enhancement, modification, translation, abridgement, condensation, expansion, or any other form in which such pre-existing work may be recast, transformed, or adapted, and, if prepared without authorization of the copyright owner of such pre-existing work, would constitute a copyright infringement. A Derivative Work includes a compilation that incorporates such pre-existing work.

c. “Documentation” means, in a format as mutually agreed, the user guide, compilation instructions, documents, manuals and computer-readable files, regarding the installation, use, operation, functionality, troubleshooting and other technical information sufficient to use the Software.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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d. “End-User(s)” means customers (including distributors and service providers) who acquire Motorola product(s) that incorporates a Supplier Product.

e. “End User Agreement” means a written, legally enforceable agreement that (i) stipulates that the Free-Standing Software is licensed, not sold, and that title to and ownership of the Free-Standing Software and any portion thereof remain with Supplier or its licensors; and (ii) prohibits the end user from (a) copying the Free-Standing Software, except as reasonably necessary for internal back-up purposes, (b) using and/or transferring the Free-Standing Software to any third party apart from a products that incorporate or are interoperating with the Products, (c) modifying the Free-Standing Software, (d) attempting to reverse engineer, decompile or disassemble any portion of the Free-Standing Software delivered in Object Code, or (e) exporting the Free-Standing Software or any underlying technology in contravention of any applicable U.S. or foreign export laws and regulations.

f. “Excessive Failure” means (i) a verified repetitive and material failure in excess of [***] , of a Product to meet and operate in accordance with the applicable Product specifications [***], or (ii) a defect that occurs in more than [***]                                                                                                           , or other separately distinguishable group of Products, [***]; or (iii) [***]

                                                                           . Notwithstanding the foregoing, in the event of an Excessive Failure under subsection (ii) above, Motorola’s remedies for Excessive Failure described in subsections (iii) and (iv) of the first paragraph of Section 6.9 of this Agreement shall not apply to field failures of new Products [***]

                                                                                                                    .

g. “Forecast” means Motorola’s nonbinding, advance calculation of its future requirements.

h. “Illicit Code” means any computer instructions in the Software that can disable, destroy, or otherwise alter the software or hardware [***]

i. “Intellectual Property Rights” means any and all: (i) copyrights, trademarks, trade names, domain names, goodwill associated with trademarks and trade names, designs, and patents; (ii) rights relating to innovations, know-how, trade secrets, and confidential, technical, and non-technical information; (iii) moral rights, mask work rights, author’s rights, and rights of publicity; and (iv) other industrial, proprietary and intellectual property related rights anywhere in the world, that exist as of the Effective Date or hereafter come into existence, and all renewals and extensions of the foregoing, regardless of whether or not such rights have been registered with the appropriate authorities in such jurisdictions in accordance with the relevant legislation.

j. “MINT System” means the Motorola Internet Negotiation System.

k. “Non-Standard Product” means any Product that is not a Standard Product.

l. “Object Code” means computer-programming code in machine-readable form provided by Supplier to Motorola.

m. “Order” means the direction provided by Motorola to Supplier. As used in this Agreement, the term Order includes electronic communications made by Motorola under Schedule Sharing and written purchase order forms issued by Motorola.

n. “Order and Supply Period” means any period of time identified in any attached Product Schedule which specifies a particular period of time for Supplier to make any Products available for Order by Motorola. Supplier will supply such Products for the period of time identified in the Product Schedule, unless Motorola agrees in writing to a shorter period of time.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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o. “Products” includes hardware; [***]

(iv) Documentation relating to the Software or [***]

                    . This Agreement applies to all Products provided by Supplier, directly or indirectly, to or for Motorola.

p. “Publicly Available Software” means [***]

q. “Software” means Object Code or Source Code or both, its Documentation [***]

r. “Source Code” means human readable computer programming code provided to Motorola by Supplier.

s. “Standard Product” is defined in Exhibit A.

2. TERM AND TERMINATION

2.1 Term and Renewal. This Agreement will have an initial term of     [***]         , starting on the Effective Date. After the initial term, the Agreement will automatically renew for additional successive one-year period(s) unless either Party provides the other with at least     [***]                                 days written notice of its intention not to renew the Agreement prior to the expiration of the initial term or any one-year renewal period.

2.2 Termination.

a. Either Party may terminate this Agreement if the other Party breaches a material obligation under this Agreement, and that breach continues uncured for a period of [***] days after receiving written notice of the breach.

b. Either Party may immediately terminate this Agreement in the event the other Party files a bankruptcy petition of any type or has a bankruptcy petition of any type filed against it, ceases to conduct business in the normal course, becomes insolvent, enters into suspension of payments, moratorium, reorganization or bankruptcy, makes a general assignment for the benefit of creditors, admits in writing its inability to pay debts as they mature, goes into receivership, or avails itself of or becomes subject to any other judicial or administrative proceeding that relates to insolvency or protection of creditors’ rights.

c. Late deliveries, deliveries of non-conforming or defective goods, failure to perform as agreed, or failure to provide reasonable assurances of future performance upon request, will entitle Motorola to terminate this Agreement, in whole or in part (including any individual Order) for cause, in which case, [***]

                                                                                                      .

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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d. Motorola may terminate this Agreement, or any applicable open Order(s), Product Schedule(s) and related Forecast(s), upon providing Supplier with prior written notice and not less than a thirty (30) day opportunity to cure in the event [***]

.

e. Motorola may terminate for convenience upon ninety (90) days prior written notice to Supplier.

2.3 Effect of Termination. Upon the expiration or termination of this Agreement for any reason:

a. Each Party will immediately stop using, and destroy or return to the other Party, all items that contain any Confidential Information belonging to the other Party (including without limitation all Motorola-consigned inventory and all types of Motorola Property as defined in Section 7 of this Agreement), except Motorola may retain one copy of any Confidential Information, [***] and Documentation necessary for the purpose of supporting Products sold to then-existing customers.

b. Motorola may continue to use and sell, in the ordinary course of business, any of its then existing inventory of Products. [***]

c. All Orders for Products issued prior to termination shall be subject to the terms and conditions of this Agreement, including payment terms.

3. FORECASTING AND ORDERING

3.1 Schedule Sharing. Unless agreed otherwise in writing, the Parties will use Motorola’s internet-based forecasting, ordering and delivery system as more fully described in Exhibit A (“Schedule Sharing”). All electronic communications made by Motorola and Supplier under Schedule Sharing will be considered to be “in writing” and the Parties agree not to contest the enforceability of those communications under the provisions of any applicable law relating to whether certain agreements must be in writing and signed by the Party to be bound thereby. Those communications, if introduced as evidence on paper in any judicial, arbitration, mediation, or administrative proceedings, will be admissible to the same extent as business records originated and maintained in documentary form.

3.2 Purchase Orders and Sales Acknowledgments. Upon mutual agreement, the Parties may exchange purchase orders, sales acknowledgments and invoice forms. All use of forms and Orders will be governed by the terms and conditions of this Agreement (including Exhibits and Product Schedules). No pre-printed terms and conditions on purchase order forms issued by Motorola, or any terms and conditions contained in Supplier’s quotations, acceptance, sales acknowledgments, and/or invoice forms, will supersede, extinguish, add to, alter or amend the provisions of this Agreement, even if signed by either or both Parties.

4. PRICES, PAYMENT TERMS, AND TAXES

4.1 General. Pricing for Products (the “Prices”) will be as stated in the MINT System or the applicable Product Schedule or Order. If the Parties agree to a Price change for any Product, unless agreed to otherwise in writing the new Price is applicable to all Product units received on or after the effective date of the price change, [***]

                                                                                                                                   . Supplier will promptly refund to Motorola any overpayment for Product units purchased by Motorola on or after the new Price effective date. All Prices are stated in US dollars unless agreed and specifically noted otherwise in the applicable Product Schedule and Order.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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4.2 [***]

4.3 Ongoing Cost Reduction. Supplier and Motorola will engage in periodic benchmarking sessions with the goal of reviewing and maintaining best in class pricing for Motorola, which will be driven by a fact-based cost review process.

4.4 Payment Terms. Supplier will invoice Motorola upon delivery of the Products and, for Ancillary Services, upon completion of such services. Payment is due [***]                         days from the date of title transfer to Motorola of the Products. [***]

                                                                                          If there is a bone fide dispute with respect to the specific order for which payment is owing that is not resolved within those periods, payment with respect to the disputed portion of the order will be due ten (10) calendar days after such dispute is resolved. Time is of the essence of Motorola’s obligations under this section. If Supplier has entered into a Motorola self-billing agreement with Motorola and is participating in Motorola’s “Pay from Receipt” program, then invoices will be generated by Motorola in accordance with that program instead of by Supplier. Other than the Party responsible for generating the invoice, all other payment terms specified in the Agreement will govern.

4.5 Taxes and Tax Exempt Orders. Supplier shall separately state on each applicable invoice (and not include them in the purchase price), any import duties or sales, use, value added, excise or similar tax. Supplier shall not charge tax if Motorola is exempt from such taxes and furnishes Supplier with a certificate of exemption in a form reasonably acceptable to Supplier. Motorola will be responsible for any sales, use, VAT, or similar taxes, customs duties or any other such assessment however designated. All payments due under this Agreement will be made without deduction or withholding, unless such deduction or withholding is required by any applicable law of any relevant governmental revenue authority then in effect. If Motorola is required to so deduct or withhold income or profits tax, Motorola will pay the

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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required amount to the relevant governmental authority; furnish Supplier with evidence of all withholding tax payments paid by it on behalf of Supplier which, to the extent permitted by law, will be in the name of Supplier. Motorola shall deliver to Supplier all original tax receipts or certified copies or other documentation with respect to the payment of such taxes as Supplier may reasonably request promptly after receipt from the relevant tax authority. Supplier’s invoice shall then be paid net of said withholding tax.

5. PACKAGING, INSPECTION, AND DELIVERY

5.1 Packaging. Supplier will pack and ship all Products according to instructions or specifications provided by Motorola. In the absence of any Motorola instructions, Supplier will comply with best commercial packaging and shipping practices to ensure safe arrival at destination at the lowest transportation cost.

5.2 Delivery. Unless otherwise stated in a Product Schedule or an SOI Agreement (as that term is defined in Section 13 below), all deliveries are “ [***]                        (Incoterms 2000).”

Motorola will pay all applicable freight and transportation charges from the applicable delivery point. Supplier’s invoice must itemize any and all other applicable charges. No charge will be allowed for packing, labeling, commissions, customs, duties, storage, crating, express handling or travel, unless specifically indicated on an Order or under a mutually agreed separate logistics support program.

5.3 Return Material Authorization Process. Motorola will have a reasonable opportunity to inspect Products. Supplier promptly shall issue a return material authorization (“RMA”) to Motorola for nonconforming Products unless Motorola or Supplier requests a failure analysis. If either party requests a failure analysis, then Motorola will provide Supplier with samples of nonconforming Products, Supplier promptly will evaluate samples of non-conforming Products to determine non-conformance and its root cause, and will provide Motorola with an analysis of the nonconforming Products and a solution.

[***]

5.4 Late Delivery.

[***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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[***]

5.5 Inspection. Motorola shall have the right to inspect all components and materials shipped by Supplier for nonconformance and/or defects. At its discretion, Motorola may also choose to have a third party (subject to appropriate confidentiality restrictions) perform such inspections.

6. WARRANTIES AND REMEDIES

6.1 Supplier represents to the best of its knowledge, and warrants that the Products provided under this Agreement are wholly new and contain new components and parts throughout. [***]

                                                                                                                                                                                    Motorola represents to the best of its knowledge, and warrants that it has full power and authority to convey all rights and licenses granted to Supplier under this Agreement.

6.2 [***]

6.3 [INTENTIONALLY LEFT BLANK]

6.4 Unless specified otherwise in the applicable Product Schedule, for a period of [***]                     from the date of Product delivery or for the period of Supplier’s standard warranty, whichever is longer (the “Warranty Period”), [***]

. All warranties run to Motorola. All warranties survive any inspection, acceptance, payment, or incorporation into final products by Motorola. This warranty does not apply to any Product which has been misused (including static discharge due to improper handling), improper installation, repair, accident, or use not in accordance with Broadcom instructions provided to Motorola. NOTWITHSTANDING THE FOREGOING, SUPPLIER PROVIDES PROTOTYPES “AS IS”, WITH ALL FAULTS, WITHOUT WARRANTY OF ANY KIND.

6.5 Except to the extent Software is covered by a separate software license agreement executed in writing between the parties, Supplier represents to the best of its knowledge, and warrants the following:

a. Software will perform in conformance with the relevant Specifications and Documentation and will be free from Illicit Code.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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b. [***]

c. [***]

6.6 Publicly Available Software

[***]

d. Each Party represents to the best of its knowledge, and warrants to the other Party that it has reasonably adequate processes and precautions necessary to prevent any risk that any software of the other Party will be provided to, or become subject to an obligation to be provided to the open source community or otherwise into the public domain, as a result of its activities pursuant to this Agreement.

6.7 Supplier agrees that its representations and warranties are reaffirmed with each shipment or delivery of Products. For clarity, Supplier warrants a repaired Product only for the unexpired term of the warranty for the affected Product.

6.8 [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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[***]

6.9 [***]

6.10 THE WARRANTIES STATED IN THIS SECTION 6 AND ELSEWHERE IN THIS AGREEMENT ARE EXCLUSIVE, AND SUPPLIER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.

7. LICENSE GRANTS

7.1 Object Code License.

7.1.1 Except to the extent covered by a separate software license agreement executed in writing between the parties, [***]

                                                                                                                   , Supplier grants to Motorola [***]

                                                                              license [***]                                                                                                       , to use, make, reproduce, demonstrate, create Derivative Works of, market, sublicense and/or otherwise distribute Documentation and Object Code incorporated into Products

7.1.2 Supplier also grants Motorola [***]

license [***]

: (i) use, make or have made, demonstrate, or have demonstrated, market or have marketed, import, offer or have offered for sale, sell or have sold, license or have licensed, and otherwise sublicense and/or distribute or have distributed, Motorola’s products into which the Software has been incorporated [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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7.2 Source Code License. Except to the extent covered by a separate software license agreement executed in writing between the parties, [***]

[***]                                                                                                                                                                                     Supplier grants to Motorola a [***]

[***]

license [***]

                                             distribute the Object Code pursuant to the license granted in Section 7.1.1: in each case, solely in connection with products that incorporate or are interoperating with the Products and solely at Motorola facilities.

7.3 [***]

Upon any termination of this Agreement [***]                                                          , the rights and licenses granted to Motorola [***]                                 under this Agreement [***]                         shall immediately terminate; provided, however, that [***]

                                                                                                                                                   Motorola shall have the right to use a limited number of copies of [***]         Software for support and maintenance.

7.4 [***]

7.4.1 [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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[***]

7.4.2 The obligations of Supplier and its Affiliates in Section 7.4.1 with respect to the Motorola Parties will survive expiration or termination of this Agreement (i) for any secondary supplier’s Qualified Products supplied to or for a Motorola Party during the term of this Agreement and (ii) for any Motorola or Motorola Affiliate products incorporating such secondary supplier’s Qualified Products. [***]

7.4.3 [***]

7.4.4 The parties also agree that in the event that any Motorola, Party asserts, brings, or causes to be brought any litigation against Supplier, [***]

7.4.5 [***]

7.5 All trademarks, service marks, insignia, symbols, or decorative designs, and trade names and other symbols and devices associated with Motorola and Motorola’s products and services (“Motorola Marks”) are the sole property of Motorola. Supplier acknowledges and agrees that it: (i) has no right to use the Motorola Marks without Motorola’s prior written consent; (ii) will take no action which might derogate from Motorola’s rights in, ownership of, or the goodwill associated with such Motorola Marks; and (iii) will remove all Motorola Marks from any Products not purchased by Motorola.

7.6 All tools, equipment, dies, gauges, models, drawings, or other materials paid for or furnished or bailed by Motorola to Supplier (“Property”) are, and will remain, the sole property of Motorola. Supplier will safeguard all Property: (i) while it is in Supplier’s custody and control; (ii) be liable for any loss or damage to the Property; (iii) keep the Property free from all mechanic’s, materialmen’s and other similar liens or charges; (iv) use the Property only for Motorola orders; and (v) return the Property to Motorola upon request without further bond or action. Supplier agrees to waive and hereby does waive any lien it may have in regard to the Property and to ensure that subcontractors do the same.

7.7 For the term of this Agreement, Motorola grants to Supplier a royalty-free, non-transferable, nonexclusive license to use all software in object code form and related documentation furnished by Motorola (“Motorola Supplied Software”) for internal use by Supplier’s employees at Supplier’s facilities

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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for the purpose of manufacturing, testing and supplying Products or components thereof to Motorola pursuant to this Agreement. Supplier may make up a reasonable number of copies of the Motorola Supplied Software as necessary for Supplier’s internal use permitted under the foregoing license. Supplier agrees that all Motorola Supplied Software will be deemed to be Confidential Information of Motorola that is subject to the terms and conditions of Section 10 of this Agreement.

7.8 Co-development between Supplier and Motorola, if any, will be addressed in a separate agreement.

8. PRODUCT CHANGE, PRODUCT DISCONTINUANCE, NEW TECHNOLOGY, SERVICE AND SUPPORT

8.1 Product Change. Supplier will not make changes to Products [***]

                                                                                                                                                                                                             without providing prior written notice to Motorola of the proposed changes. [***]

                                                                                                                                   Unless a longer period is specified in the applicable Product Schedule, Supplier will provide Motorola a minimum of [***]             prior written notice of any intent to change the design, content, form, fit, or function of any Product, and (B)                                     prior written notice of any intent to change [***]

Motorola will promptly respond to each Product Change Notice (“PCN”). If Motorola provides written acceptance, Supplier may make the requested change(s) and begin to ship modified Products once they have been qualified. If Motorola rejects the proposed change(s) then Supplier may not make such changes. Motorola’s acceptance of a proposed change [***]

8.2 Discontinued Product.

8.2.1 If Supplier intends to stop offering any Product for sale to Motorola for any reason (“Discontinued Product”), unless a longer period is specified in the applicable Product Schedule, Supplier will give Motorola a minimum of [***] prior written notice, [***]

                                                                                                                                                                (“End of Life Period”). During the End of Life Period, Motorola will a) provide Supplier with a forecast of anticipated demand for the Discontinued Product during the End of Life Period and a final lifetime buy volume forecast; [***]

                                                                                                                               . Additionally, at Motorola’s request, Supplier will work with Motorola in good faith in and assist in making alternative supply arrangements for the manufacture and supply of substitutes for the Discontinued Product.

8.2.2 Notwithstanding anything contained in this Agreement and subject to Supplier following the provisions of Sections 8.1 and 8.2, unless otherwise mutually agreed between the Parties Supplier shall continue to supply each Product as follows:

(i) MDb Products. For mobile device Products, Supplier shall [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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(ii) All Other Products. For all other Products, Supplier shall [***]

(iii) Except for sole sourced Products, the foregoing shall apply only if [***]

                                                                                          .

The foregoing time periods stated in Sections 8.2.2(i) through (iii) above include the [***]

                                                                                                                                       periods described

in 8.2.1.

[***]

8.3 Motorola Changes. Motorola may request changes to Products by submitting a change request to Supplier. Supplier will respond in writing to all such change requests indicating if the requested changes will increase or decrease the cost of performance or the time required to perform. Supplier will not implement the change until Motorola gives Supplier written authorization to do so.

8.4 New Technology. In the event Supplier intends to offer for sale, or to license reference designs and related technology for, products and/or software that incorporate new or improved technology that may be relevant for Motorola’s broadband product portfolio and wireless product portfolio (including products on Motorola’s roadmap of which Broadcom is aware), Supplier will [***]

8.5 Service and Support. Supplier will provide training and documentation to Motorola as set forth in Exhibit D, Training and Documentation Requirements. Supplier will, make available support services commensurate with those provided prior to Product discontinuance (but in no event less than service levels being provided as of the Effective Date) for a period of five (5) years after notice of Product discontinuance unless a longer period is specified in the Product Schedule and shall thereafter provide Motorola with commercially reasonable levels of support; provided, however, that this paragraph shall not override or supersede any other obligation of Supplier or right of Motorola in this Agreement relating to the Products, including without limitation those contained in Section 6. If in connection with the purchase of Products under this Agreement the Parties have executed a separate Software license agreement or Software support and/or maintenance agreement, then the terms and conditions of such separate agreement will supplement this Agreement.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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8.6 Status Meetings, Reports, and Reviews. Supplier will provide Motorola information about, and participate in regular meetings with Motorola to discuss, the status of outstanding deliverables, and any actual or potential issues that may arise related to Supplier’s performance under this Agreement.

9. QUALITY AND INSPECTION

9.1 All Products supplied to Motorola will be in conformity with the Specifications, which include, but are not limited to, Broadcom datasheet, [***]                                                                              All Products must satisfy [***]

9.2 Upon request, Supplier will provide to Motorola the quality data described in Exhibit B, for Products supplied. The average of the total defects per unit (“DPU”) will be tracked continuously on a monthly basis for the term of this Agreement and for each Product. Additionally, Supplier will provide, upon request, [***]

9.3 Supplier will cooperate with Motorola, as requested, in the implementation by Supplier of a Quality Assurance/Reliability program reasonably satisfactory to Motorola. Supplier will engage in continuous improved quality performance [***] :

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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10. CONFIDENTIAL INFORMATION

Except to the extent covered by a separate Non-Disclosure Agreement specific to the particular subject matter (i.e. not general in nature):

10.1 The Parties will (i) maintain the confidentiality of each other’s Confidential Information and not disclose it to any third party, except as authorized by the original disclosing party in writing; (ii) restrict disclosure of Confidential Information only to employees, contract employees and third party contractors who have a “need to know” in order for the party to perform its obligations and exercise its rights under this Agreement, and who are bound to maintain the confidentiality of the Confidential Information by terms of nondisclosure no less restrictive than those contained herein; (iii) handle Confidential Information with the same degree of care the receiving party applies to its own confidential information, but in no event, less than reasonable care, and (iv) use Confidential Information only for the purpose of performing, and to the extent necessary to fulfill, their respective obligations under this Agreement; (v) promptly notify the other Party upon discovery of any unauthorized use or disclosure of the Confidential Information and take reasonable steps to regain possession of the Confidential Information and prevent further unauthorized actions or breaches of this Agreement. Neither party will reverse engineer, de-compile, or disassemble any Confidential Information. Confidential Information is and at all times will remain the property of the disclosing Party. No use of any Confidential Information is permitted except as expressly provided herein, and no grant under any proprietary rights is hereby given or intended, including any license implied or otherwise. Upon receipt of either party’s written request, the other party will return to the disclosing party all Confidential Information disclosed by such party, along with all copies and portions thereof.

10.2 Notwithstanding anything to the contrary herein, the receiving Party has no obligation to preserve the confidentiality of any information that is (i) previously known, or received rightfully by the receiving Party without any obligation to keep it confidential, (ii) distributed to third parties by the disclosing Party without restriction, (iii) publicly available other than by unauthorized disclosure by the receiving Party, (iv) independently developed by the receiving Party, or (v) disclosed to a governmental authority lawfully demanding Confidential Information, provided that the receiving Party provides sufficient prior written notice of the demand to allow the disclosing Party a reasonable opportunity to object to the scope or terms of the governmental demand or obtain a protective order, the receiving Party uses all reasonable efforts to resist disclosure before complying with the disclosure request, and if disclosure ultimately is required, the receiving Party discloses only the Confidential Information specifically required and only to the extent compelled to do so, and the receiving Party otherwise continues to maintain confidentiality after the required disclosure.

10.3 Motorola will retain ownership of all specifications provided by Motorola to Supplier under this Agreement, and Broadcom will retain ownership of all specifications provided by Supplier to Motorola under this Agreement. The receiving Party shall treat the disclosing Party’s specifications received hereunder as Confidential Information subject to the provisions of this Section 10. The parties’ obligations as stated in this Section 10.3 will survive the expiration or termination of this Agreement.

10.4 The existence of this Agreement, and its terms and conditions, are Confidential Information.

10.5 Each Party’s obligations under this Agreement to keep confidential and restrict use of the other Party’s Confidential Information will survive five (5) years from expiration or termination of this Agreement.

11. INDEMNIFICATION

11.1.1 Each Party will [***]                                              the other Party, its affiliates, officers, directors, employees, contractors, successors, assigns, customers and agents (“Indemnified Parties”) from and against any and all claims by third parties, damages, expenses, suits, losses, or liabilities (“Claims”) for any death, injury [***]

(“Indemnifying Parties”) arising from or connected with the performance of this Agreement.

11.1.2 Each party will [***]                                                      the other party and its Indemnified Parties against all Claims that arise out of, or are connected with, [***]

[***]                                                                                                                                                                                                              , breach of the confidentiality obligations, [***]

.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

11.1.3 To receive the indemnities in Sections 11.1.1 and 11.1.2, the Party seeking indemnification must promptly notify the other in writing of a Claim and provide reasonable cooperation and full authority to defend or settle the Claim. Neither Party will have any obligation to indemnify the other under any settlement made without its written consent.

11.2 INTELLECTUAL PROPERTY RIGHTS INDEMNIFICATION

11.2.1 Supplier agrees to [***]                                                                          Motorola Indemnified Parties, from any and all Claims [***]

                                     to the extent arising from or by reason of any actual or claimed infringement of any patents, trade secrets, trademarks, maskworks, copyrights or other intellectual property rights by the use, license, distribution, importation or sale, of Products [***]

provided that: (i) Motorola gives Supplier prompt notice in writing of any such Claim and permits Supplier, through counsel of its choice, to answer the charge of infringement and defend the Claim; (ii) Motorola provides Supplier information, assistance and authority, at Supplier’s expense, to enable Supplier to defend the Claim; and (iii) Motorola gives Supplier full control of any settlement negotiations. If Supplier has taken over the defense of any such infringement Claim pursuant to this Section 11.2, Motorola agrees to assert, or permit Supplier to assert on Motorola’s behalf, against such third party, any defense that Motorola may have to such infringement Claim, [***]

11.2.2 If the use of any portion of the Products provided hereunder is or is reasonably likely to be enjoined or excluded from importation as a result of any such Claim of infringement, then Supplier, at no expense to Motorola and its customers, will either (i) procure the right for Motorola and its customers to continue using the Products or (ii) replace or modify the Products so that they become non-infringing [***]

                                                                                                                           . In addition, Supplier agrees [***]                                                              will act in good faith to satisfy its foregoing obligations, as soon as practical after the use of any portion of the Products provided hereunder is [***]                                                                                                   as a result of any such Claim of infringement. If such Claim of infringement or any suit or proceeding based thereon is also directed to products supplied to Motorola by third-party suppliers, [***]

11.2.3 [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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[***]

11.3 [***]

.

11.4 [***]

.

11.5 [***]

SUBJECT TO THE LIMITATIONS ON LIABILITY SET FORTH IN SECTION 12, THE INDEMNITIES AND REMEDIES STATED IN THIS SECTION 11 AND ELSEWHERE IN THIS AGREEMENT ARE THE PARTIES’ SOLE AND EXCLUSIVE RIGHTS AND REMEDIES FOR THIRD PARTY INFRINGEMENT, AND THE INDEMNIFYING PARTY DISCLAIMS ALL OTHER INDEMNITIES AND REMEDIES, EXPRESS AND IMPLIED, FOR THIRD PARTY INFRINGEMENT.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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12. LIMITATION OF LIABILITY

EXCEPT FOR EACH PARTIES’ OBLIGATIONS IN [***]

                                                                                                                                                                , IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS OR BUSINESS INTERRUPTION, OR LOSS OF GOODWILL, WHETHER IN AN ACTION IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBLITY OF THOSE DAMAGES. THE LIMITATIONS IN THIS PARAGRAPH SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. [***]

SUPPLIER’S LIABILITY UNDER THIS AGREEMENT DURING ANY TWELVE (12) MONTH PERIOD WILL NOT EXCEED [***]

14. INSURANCE

14.1 Supplier will (i) maintain statutory Worker’s Compensation, Employer’s Liability, Broad Form Commercial General Liability, and Business Automobile Liability Insurance on behalf of Supplier and its subcontractors, and Contractual Liability Insurance for liability under this Agreement, [***]

                                         ; (ii) maintain insurance covering [***]

                                                         ; (iii) maintain Umbrella / Excess Liability Insurance of [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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[***]

14.2 Nothing contained within these insurance requirements will be deemed to limit or expand the scope, application and/or limits of the coverage afforded, which coverage will apply to each insured to the full extent provided by the terms and conditions of the policies. Nothing contained within this provision will affect and/or alter the application of any other provision contained with this Agreement. Deductibles or self-insured retentions must not exceed [***] unless declared to and approved by Motorola prior to the date of this Agreement. The deductible and/or self-insured retention of the policies will not limit or apply to the Supplier’s liability to Motorola and will be the sole responsibility of the Supplier.

15. FORCE MAJEURE

Neither Party will be in default of its obligation hereunder (other than purely monetary obligations) to the extent that its performance is delayed or prevented by a force majeure, which is defined as an event, circumstance, or act of a third party that is beyond the Party’s reasonable control and could not have been avoided by the exercise of due care. Upon the occurrence of a force majeure, the Party claiming a force majeure will provide the other Party with written notice, including the estimated delay and actions being taken or planned to avoid or minimize the impact of any delay. The Party claiming a force majeure will have the burden of establishing that a force majeure has delayed delivery or performance and to use commercially reasonable efforts to minimize the delay. If a force majeure event results in a delay of more than [***]             days, the other Party may cancel any further delivery or performance, including pending deliveries, with no liability.

16. GOVERNING LAW AND DISPUTE RESOLUTION

16.1 Governing Law. This Agreement is governed by and construed in accordance with the laws of [***]                     , without regard to its conflicts of law provisions. The Parties specifically disclaim application of the United Nations Convention on Contracts for the International Sale of Goods.

16.2 Dispute Resolution. Motorola and Supplier will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and spirit of mutual cooperation. Disputes will be resolved by the following process. The dispute will be submitted in writing to a panel of two (2) senior executives from each of Motorola and Supplier for resolution. If the executives are unable to resolve the dispute [***]                         , either Party may refer the dispute to mediation, [***]

. Neither Party will unreasonably withhold consent to the selection of the mediator. Mediation will be conducted in Illinois. If the dispute cannot be resolved through mediation within [***]             days, either Party may submit the dispute to a state or federal court of competent jurisdiction in Northern Illinois, U.S.A.

Use of any dispute resolution procedure will not be construed under the doctrines of laches, waiver, or estoppel to adversely affect the rights of either Party. Nothing herein prevents either Party from resorting directly to judicial proceedings if the dispute is with respect to intellectual property rights, or interim relief from a court is necessary to prevent serious and irreparable injury to a Party or others. Supplier’s performance under this Agreement will not be suspended during the pendency of any dispute.

17. OTHER TERMS AND CONDITIONS

17.1 Assignment. Except as otherwise provided herein, neither Party may assign or transfer this Agreement, or delegate any of its rights or obligations hereunder, without the prior written approval of the other Party which will not unreasonably be withheld or delayed. Any such attempted assignment, delegation or transfer without the necessary approval shall, without limitation of the non-assigning party’s other rights or remedies with respect thereto, be null and void and of no effect. In the event of any sale, divestiture or other transfer of any Supplier business unit, group or division providing Products hereunder (or a material portion or all of the assets thereof), whether by operation of law or otherwise, if the

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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transferee does not commit to fulfill all of Supplier’s obligations under this Agreement pertaining to the separated or transferred business/assets (including without limitation, any Product supply and pricing commitments made by the transferred business/assets hereunder), in addition to any other rights and remedies available to Motorola, Motorola may reduce any then-current commitments to Supplier under this Agreement pertaining to the separated or transferred business/assets.

.

Notwithstanding the foregoing, Supplier agrees that it will not withhold its consent with respect to an assignment or a proposed “split” of this Agreement by Motorola (with “split” meaning that Motorola and its Assignee (as defined below) each will have their own complete separate Corporate Supply Agreement with Supplier with, subject to the following, all the terms and conditions from this Agreement applicable to their respective business), in connection with the spin-off or other separation of a business unit, group or division of Motorola (a “Permitted Assignment”), and Supplier will work cooperatively with Motorola and the Assignee to ensure a smooth and orderly transition at no additional cost to Motorola or the Assignee so as to preserve the obligations and benefits of this Agreement for both Motorola and the Assignee following such Permitted Assignment, provided that:

(a) Motorola and the assignee entity(ies) thereof (the “Assignee”) send a written acknowledgement to Supplier committing to fulfill their respective obligations under this Agreement and specifically confirming the details of the assignment and assumption pursuant to the requirements set forth in subsections (b) – (h), below);

(b) without limitation of the foregoing, the Assignee commits to fulfill all of Motorola’s obligations under this Agreement pertaining to the separated or transferred business/assets, including without limitation, any purchase commitment made by a separating Motorola business unit, group or division under this Agreement;

(c) [***]

(d) Supplier will work with the Assignee in good faith to agree on revisions to Sections 3.1 (schedule sharing), 13 (Supplier Owned Inventory), 14 (Insurance) and 18.2 (ethics and compliance), if and as needed, to reflect the changed nature of such Assignee;

(e) the payment terms set forth in Section 4.4 shall be subject to review based on the creditworthiness of the Assignee, provided however that Section 4.4 shall continue for so long as Assignee remains in continued compliance with its payment obligations under Section 4.4;

(f) [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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[***]

(g) after separation and assignment, Motorola and the Assignee may each independently amend their respective agreements with Supplier, without having to get consent of the other party(ies) to whom, or from whom, the Permitted Assignment was made;

(h) Motorola has not been given written notice by Supplier of an uncured material breach of its obligations under this Agreement that remains uncured as of the time Motorola gives notice to Supplier of such proposed Permitted Assignment; and

(i) other than as described in this Section 17.1, there shall be no other changes to this Agreement without the consent of the other Party to this Agreement, including without limitation no diminishment of Motorola’s coverage under Section 12 of this Agreement as a result of any assignment or transfer hereunder.

17.2 Authority. Each Party represents to the best of its knowledge, and warrants that (i) it has obtained all necessary approvals, consents and authorizations to enter into this Agreement and to perform and carry out its obligations under this Agreement, (ii) the person executing this Agreement on its behalf has express authority to do so and to bind the Party, and (iii) the execution, delivery, and performance of this Agreement does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the Party, and has been duly authorized by all necessary partnership or corporate action, and this Agreement is a valid and binding obligation of that Party.

17.3 Non Solicitation. Except as otherwise agreed to in writing between authorized officers of the Parties (in the case of Motorola, its Chief Procurement Officer, and in the case of Broadcom, its Corporate Compliance Officer) to whom any non-solicitation exception request is to be submitted, from the Effective Date of this Agreement and for a period of one (1) year after termination thereof, except as hereinafter provided and subject to local law, each Party agrees not to actively solicit, directly or indirectly, for hire or employment, any of the other Party’s employees assigned to work under this Agreement. The term “actively solicit” will not include (i) any solicitation through the means of advertisements, job postings, job fairs and the like and (ii) any solicitation where the employee is no longer employed by the other party, provided that such Party does not knowingly cause the employee to violate an otherwise enforceable non-competition agreement,. In the event of a breach of the foregoing by either party, (i) the operation of this Section 17.3 will be deemed no longer in force as to the non-breaching Party for so long as the breaching party has either failed to cure its default or pay the damages specified below, and (ii) the breaching party shall pay to the non-breaching party as liquidated damages (and not a penalty) and as the sole and exclusive remedy of the non-breaching party, 200% of the solicited person’s annualized salary or contracted fee; provided, however, that the breaching party will have no such liability unless and until such employee is employed by the breaching party. A breach of this section shall not give rise to an ability to terminate this Agreement.

17.4 Business Interruption and Recovery Plan. Within    [***]    days of a request by Motorola, Supplier will provide Motorola with a detailed, appropriate, written business interruption and recovery plan, including business impact and risk assessment, crisis management, information technology disaster recovery, and business continuity. Supplier will update the plan annually. Supplier will notify Motorola in writing within        [***]        hours of any activation of the plan.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

17.5 Counterparts and Signatures. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement. This Agreement is fully executed when each Party has signed one or more counterparts and delivered the counterparts to the other Party. Facsimile signatures will be binding to the same degree as original signatures.

17.6 Cumulative Remedies. Unless specifically prohibited by this Agreement, if either Party breaches this Agreement, the non-breaching Party has the right to assert all available legal and equitable remedies.

17.7 Disclosures. This Agreement does not grant Supplier or any third Party, by implication, estoppel, or otherwise, any right to inspect or examine any of Motorola’s data, documents, instruments, financial statements, balance sheets, business records, software, systems, premises, or plants.

17.8 Express License Grants. No license, implied or express, under any Motorola or Supplier Intellectual Property Rights, including any license to use, exercise, or incorporate any Motorola or Supplier Intellectual Property Rights in the Products or any other products, is conveyed to Supplier by Motorola or to Motorola by Supplier unless expressly conveyed in this Agreement or other agreements executed by Supplier and Motorola.

17.9 Headings. The headings in this Agreement are for convenience and do not form a part of this Agreement.

17.10 Publicity. Neither party will issue a press release or make any other disclosure regarding this Agreement, the Parties’ business relationship or about Motorola or Motorola’s business generally, without Motorola’s prior written consent.

17.11 Records and Inspections. Supplier will maintain all records related to the Products, as required by law, rule, or regulation. Motorola may inspect Supplier’s facilities, equipment, materials, records, and the Products that pertain to this Agreement, and may audit for compliance with this Agreement. Upon expiration or termination of this Agreement, at Motorola’s request, Supplier will transfer all records that pertain to this Agreement to Motorola, but retain a copy of any records required to be kept by law, rule, regulation, or in connection with any legal process or proceeding, subject at all times to applicable confidentiality obligations.

17.12 Relationship. Supplier will perform under this Agreement solely as an independent contractor, and nothing in this Agreement will be construed to be inconsistent with that relationship. Under no circumstances will any of Supplier’s personnel be considered employees or agents of Motorola. Nothing in this Agreement grants either Party the right or authority to make commitments of any kind for the other, implied or otherwise, without the other Party’s prior written agreement. This Agreement does not constitute or create, in any manner, a joint venture, partnership, or formal business organization of any kind.

17.13 [intentionally omitted]

17.14 Security. Each Party agrees that, when employees or agents of the visiting Party are on the premises of the host Party, they will at all times comply with all security regulations in effect. The visiting Party further agrees to abide at all times with off-premises security regulation when the visiting Party has Confidential Information of the host Party. Motorola and Supplier specifically agree not to disclose to any third party any proprietary information, systems, equipment, ideas, processes or methods of operation observed by visiting employees or agents, at either Party’s facilities, all of which shall be deemed Confidential Information as defined herein.

17.15 INTENTIONALLY OMITTED

17.16 Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, the unenforceable portion will not affect any other provision of this Agreement, this Agreement will be construed as if the unenforceable provision was not present, and the Parties will negotiate in good faith to replace the unenforceable provision with an enforceable provision with effect nearest to that of the provision being replaced.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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17.17 Subcontracting. Except for fabrication, assembly, packaging and test functions (which are subject to the requirements of section 8.1 of this Agreement with respect to changes thereof), Supplier will not subcontract any of its obligations under this Agreement without Motorola’s prior written consent, which consent or the denial thereof will not be unreasonably withheld or delayed. Supplier retains responsibility for all services subcontracted hereunder and will indemnify Motorola against any liability caused by the acts or omissions of Supplier’s subcontractors to the extent such liability would have given rise to liability by Supplier hereunder.

17.18 Successors. This Agreement is binding upon, inures to the benefit of, and is enforceable by, the Parties and their respective successors and permitted assigns.

17.19 Survival. A provision of this Agreement will survive expiration or termination of this Agreement if the context of the provision indicates that it is intended to survive.

17.20 Waiver. Failure of either Party to insist upon the performance of any term, covenant, or condition in this Agreement, or to exercise any rights under this Agreement, will not be construed as a waiver or relinquishment of the future performance of any such term, covenant, or condition, or the future exercise of any such right, and the obligation of each Party with respect to such future performance will continue in full force and effect.

17.21 Calendar Days. Unless expressly defined otherwise, all references to “day” or “days” in this Agreement shall mean calendar days.

18. ETHICS AND COMPLIANCE.

18.1 The Parties acknowledge their commitment to conduct their business, directly through its employees and officers, and indirectly though third parties, in conformance with key beliefs of uncompromising integrity and constant respect for people. In recognition of the significance of this commitment, the Parties agree to conduct themselves at all times in the performance of this Agreement honestly and fairly, using the highest ethical standards, and to treat their employees, agents, contractors and customers with dignity.

18.2 Supplier, on behalf of itself and its suppliers and subcontractors (collectively, its “Supply Chain”), represents to the best of its knowledge, and warrants that (i) all Products are produced, manufactured, assembled, packaged, labeled, and supplied, and (ii) services are rendered, and (iii) the actual Products and services provided are in compliance with applicable laws, rules, regulations and standards, including those set out in Exhibit C, and (iv) Supplier holds an affirmative duty to immediately correct any non-compliance with the foregoing requirements. Supplier will indemnify, defend and hold harmless Motorola Indemnitees from Claims arising from acts or omissions of Supplier’s Supply Chain. Upon request Supplier will re-certify compliance annually.

19. LEGAL NOTICES AND OTHER DOCUMENTS

All notices and other communications required or contemplated under this Agreement must be written and signed by an authorized representative of the Party providing such notice and be transmitted to the address shown below either by (i) personal delivery, (ii) expedited messenger service, (iii) registered or certified mail, postage prepaid and return receipt requested, (iv) electronic facsimile with confirmed answer back, or (v) electronic mail with confirmed answer back. Notices in conformity with the requirements of this Section 19 will be deemed given as of the day received.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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To Motorola:

Adderess: 1475 W. Shure Drive – 3rd Floor

Arlington Heights, IL 60004

Attention: Vice President, Semiconductor Category

Fax number: 847-435-1152

With a copy to Motorola Law Department:

Motorola, Inc.

Address: 1303 E ALGONQUIN ROAD

SCHAUMBURG IL 60196

UNITED STATES

Attention: Corporate Vice President, Law – Integrated Supply Chain

Fax: 847-435-1143

To Supplier:

Broadcom Corporation

5300 California Avenue

Irvine, CA 92617

Attention: Chief Executive Officer

Fax: (949) 926-9244

With a copy to:

Broadcom Corporation

5300 California Avenue

Irvine, CA 92617

Attention: General Counsel

Fax: (949) 926-9244

20. ENTIRE AGREEMENT

This Agreement, together with the attached Exhibits and all Product Schedules that are entered into by the Parties in accordance with this Agreement, is the entire understanding between the Parties concerning the subject matter hereof and supersedes all prior discussions, agreements and representations, whether oral or written, express or implied. No alterations or modifications of this Agreement will be binding upon either Party unless made in writing and signed by an authorized representative of each Party.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date.

MOTOROLA, INC.		BROADCOM CORPORATION

By:	/s/ Rich Valin	By:	/s/ Scott McGregor

Name:	Rich Valin	Name:	Scott McGregor

Title:	CVP Finance & CPO	Title:	President & CEO

Date of Signature:	11/26/08	Date of Signature:	11/24/08

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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Exhibit A to Corporate Supply Agreement

Two-Way Schedule Sharing

1. Pursuant to Section 3.1 of the Agreement, unless agreed otherwise in writing between Motorola and Supplier, these terms and conditions will govern the use of Two-Way Schedule Sharing to exchange Forecasts, Orders and delivery commitments for Products to be purchased hereunder. If the parties elect to use individual purchase orders for Products, then such purchase orders will be subject to the terms and conditions of this Exhibit A, including the rescheduling, cancellation liability and acceptance provisions hereof.

2. Definitions:

a. “Acceptable status” means Available Inventory of a Product is either between the then current Minimum Inventory Level and Maximum Inventory Level or higher than the Maximum Inventory Level for such Product but less than the then current Backlog for such Product plus the current week requirement plus the midpoint of the then current Minimum Inventory Level and the Maximum Inventory Level for such Product.

b. “Available Inventory” means the inventory of Products available at a Motorola facility (including Motorola’s Affiliates and subcontractors) and/or in a Hub (if applicable), to be used to satisfy Backlog and Gross Demand.

c. “Backlog” means Motorola’s current demand for a Product in excess of the current week’s Gross Demand that is also projected to be consumed in the current week.

d. “Gross Demand” means Motorola’s current or future demand for a Product, forecasted to be consumed during the relevant period.

e. “High status” means the Available Inventory for a Product is higher than the then current Maximum Inventory Level for such Product.

f. “Lead Time” means the period of time required for Supplier to fulfill an Order for Motorola, starting from date of receipt of the Order and ending at date of delivery to Motorola.

g. “Low status” means the Available Inventory for a Product is less than the then current Minimum Inventory Level for such Product.

h. “Manufacturing Cycle Time” for any Product means the period of time that it takes under normal conditions to manufacture the Product, starting from the date the raw materials start in production at the factory and ending at final test and packaging.

i. “Minimum Inventory Level” and “Maximum Inventory Level” mean the calculated range of Available Inventory specified by Motorola as desired to support production without risk of a Stock Out, and without risk of inflating the inventory. The Minimum Inventory Level and Maximum Inventory Level are recalculated by Motorola and communicated to Supplier at least once per week based on average Gross Demand.

j. “Net Demand” means the expected delivery quantities of a Product for the week, calculated as follows: (the mid-point between the Minimum Inventory Level and the Maximum Inventory Level + Backlog + Gross Demand for the current week) minus Available Inventory.

k. “Stock out” means the    [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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l. “Standard Product” means Products [***]

m. “Non-Standard Product” means Products that do not meet the definition of “Standard Product.”

3. [***]

4. [***]

5. [***]

6. Requirements Reports and Forecasts. After the Blanket Purchase Order is issued, Motorola will then begin transmitting, on at least a weekly basis, electronic reports which detail Motorola’s requirements for the Product (“Requirements Reports”). The first Requirements Report sent after the Blanket Purchase Order is issued will provide up to a fifty two (52) week forecast of Motorola’s requirements (the “Forecast”), and all subsequent Requirements Reports will update that Forecast on up to a rolling fifty two (52) week basis.

The Forecast will be stated in the various formats set out below indicating, among other things, Gross Demand and Net Demand as follows:

Via Two-Way Schedule Sharing:

Weeks    [***]

Weeks    [***]

The data is also available in the earlier one-way schedule sharing format as follows:

Weeks    [***]

Weekly average for Weeks    [***]

Weekly Average Demand for Weeks    [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

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Via Download Data:        By week for fifty two (52) weeks

Supplier will not be liable for Motorola errors in the transmission of Motorola’s requirements (eg, data not populated, data missing, data incorrect, etc).

7. Available Inventory; Minimum and Maximum Inventory Levels. Each Requirements Report will report the Available Inventory and specify the Minimum Inventory Level and Maximum Inventory Level for the Product for the coming week. The Minimum Inventory Level and Maximum Inventory Levels in each Requirements Report may be adjusted by Motorola, without liability to Supplier, subject to Section 6 and Sections 12 through 15 hereof.

8. [***]

9. Receipt of Supplier’s Delivery Commitment via Schedule Sharing, assuming Motorola has accurately identified its Available Inventory:

•	Must be received by Motorola for all Low Status, Stock Out items, Acceptable Status and High Status items on Tuesday of each week by Noon PST.
•	Should be provided for the same horizon as the Net Demand provided by Motorola (up to fifty two (52) weeks). Outside of Supplier’s leadtime, Supplier’s Delivery Commitment is for reference only.
•	Must include any quantities in transit and not yet received by Motorola.
•	Must be updated during the same week by the Supplier if there are subsequent modifications to the Delivery Commitment.

10. [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

[***]

11. 52 Week Commitment. Supplier shall also provide a 52 week commitment (“52 Week Commitment”) that covers Motorola’s delivery requirements that will match Motorola’s weekly delivery requirements for all deliveries scheduled for dates occurring later than the issuance date of the most recent Forecast update, plus the Lead Time for the Product (the “Outside of Lead Time” period). Any 52 Week Commitment made by Supplier is not binding on Supplier for Products forecasted for delivery outside of the Additional Delivery Commitment period.

12. Cancellation and Reschedule.

[***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

13. Cancellation inside Manufacturing Cycle Time.    [***]

14. [***]

15. [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

[***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

PRODUCT SCHEDULE #1

TO CORPORATE SUPPLY AGREEMENT, DATED AS OF             , 2008

BETWEEN

BROADCOM CORPORATION AND MOTOROLA, Inc.

PRODUCTS, PRICES

The following are certain Products referred to in this Agreement for which prices have been agreed. The per unit prices to be paid for such Products are as set forth below for the calendar half year or quarter in which the Product is received, subject to adjustment as hereinafter set forth:

Subject to all of the conditions stated in this Product Schedule, the prices for the following Products will be no higher than as follows for each calendar half year through December 31, 2009:

[***]

MINIMUM PURCHASE COMMITMENT

Subject to all of the conditions stated in this Product Schedule, during the periods stated below Customer (directly or through the Customer Affiliates (defined below)) shall in the aggregate purchase from Supplier and its Affiliates the Products listed in this Product Schedule (or mutually agreed substitute products) in amounts no less than [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

[***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

[***]

5. Press Release [***]

6. [***]

7. [***]

8. [***]

9. [***]

10. Additional Terms related to Minimum Purchase Commitment

(a) [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

[***]

(b) [***]

(c) [***]

(d) [***]

(e) The parties acknowledge that Customer will use commercially reasonable efforts to meet the Minimum Purchase Commitment specified above subject to variances due to the following conditions: i) one or more Customer Products in which Products are used do not achieve the level of success in the marketplace that was expected by Customer; ii) one or more Customer products in which Products are used, or the Products themselves, launch late, experience quality problems, are delayed in qualification, experience a production interruption, or are cancelled for whatever reason [***]

(f) [***]

(g) [***]

(h) In the event that any of the conditions described in this Product Schedule occur, or Supplier fails to meet any of its obligations in this Agreement, [***]

Customer will be excused from its Minimum Purchase Commitment during such quarter (or to the extent arising from such conditions, will be excused from the variances attributable to such conditions), [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

(i) Subject to the conditions stated in this Product Schedule, if Customer fails to satisfy the Minimum Purchase Commitment for any calendar quarter on or before the date which is thirty (30) days following the end of such quarter [***]

A.	both sides will work in good faith to find a new plan acceptable to both parties;

B.	in the event a new plan cannot be agreed to within 90 days from the end of the quarter in question, the matter will be escalated to senior management of each of the companies for resolution;

C.	if this process fails to result in a new agreed plan [***]

                                     ; and

D.	thereafter, both parties will in good faith negotiate a new Product Schedule to cover pricing and minimum purchase commitments for the Products previously covered under this Product Schedule.

(j) If the parties agree on a new plan and/or negotiate a new Product Schedule pursuant [***]

                                                                                                                                       , provided that Customer complies with the processes set forth in such Sections, the remedies stated [***]

(k) [***]

(l) [***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

[***]

COMPETITIVENESS

[***]

Periodic Review of Prices

Starting no later than [***]              and no later than the end of each [***]         period thereafter during the term of this Agreement, Supplier and Customer shall review the prices set forth in this Product Schedule to determine what adjustments, if any, are appropriate in light of the conditions then prevailing in the market for Customer’s products. Supplier and Customer shall negotiate any such adjustments in good faith, but neither party shall have an obligation to agree to such adjustments.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

PRODUCT SCHEDULE #2

TO CORPORATE SUPPLY AGREEMENT, DATED             , 2008

BETWEEN

BROADCOM CORPORATION AND MOTOROLA, Inc.

[***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

[***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

PRODUCT SCHEDULE #3

TO CORPORATE SUPPLY AGREEMENT, DATED

BETWEEN

BROADCOM CORPORATION AND MOTOROLA, Inc.

PRODUCTS, PRICES

The following are certain Products referred to in this Agreement for which prices have been agreed. The per unit prices to be paid for such Products are as set forth below for the portion of year in which the Product is shipped, subject to adjustment as hereinafter set forth. Subject to all of the conditions stated in this Product Schedule, the prices for the following Products will be no higher than as follows:

[***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

[***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

[***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

Exhibit B to Corporate Supply Agreement

QUALITY REPORTING

Upon request, Supplier will send to Motorola quality reports which should contain the following minimum Quality indices:

[***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

Exhibit C to Corporate Supply Agreement

Compliance with Laws

1. Ethical Conduct, Anticorruption and Unfair Business Practices

Motorola has historically depended on product quality and superiority, combined with outstanding support

[***]

2. Antidiscrimination and Humane Treatment of Workers

    [***]

3. Environmental Protection

    [***]

4. Material Safety Data Sheets

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

[***]

5. Imports and Customs

    [***]

6. Export Restriction

    [***]

7. Utilization of Small Business Concerns

    [***]

8. Equal Opportunity

    [***]

9. Government Subcontract

    [***]

10. Supplier Diversity

    [***]

11. Product Safety and Regulatory Compliance

    [***]

12. ICT Supplier Self Assessment Questionnaire

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

[***]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

Exhibit D to Corporate Supply Agreement

TECHNICAL TRAINING AND PUBLICATIONS

Technical Training

If requested by Motorola in writing, Supplier will provide one (1) specific technical Product training course necessary to facilitate the most effective working relationship between Motorola and Supplier    [***]             . The audience for this training will include internal Motorola engineers, sales personnel, and/or factory technicians and other audiences deemed necessary by Motorola. If Supplier has existing technical Product training, Motorola will review the curriculum(s) content to ensure Supplier’s training meets Motorola’s training requirements. If Supplier’s curriculum(s) content does not meet Motorola’s training requirements, Supplier will be responsible for making the necessary changes as identified by Motorola. Motorola will review Supplier’s changes, as identified by Motorola, and approve or make further recommendations.

In-depth technical training will be delivered in one or both of the following delivery formats (the delivery format will be determined based on the type of information that needs to be delivered and the audience):

1. On-site Classroom Instructor-Led: This involves live instructor-led delivery that includes hands-on labs and demonstrations. Supplier will be responsible for providing and shipping the necessary electronic presentations, instructor guides (set of materials that provide direction, answers to tests, helpful hints, or any supplemental information.), student guides, hardware and/or software to conduct the training. A location and time will be mutually agreed upon by Motorola and Supplier.

2. Live e-Learning Event: This involves an electronic classroom consisting of off-site students (who could be in several locations), where instruction involves the synchronous use of a live Internet-based delivery platform via web browser technology (web conferencing) and a separate phone line to hear the audio portion of the course. Supplier will be responsible for providing the necessary electronic presentations, instructor guides (set of materials that provide direction, answers to tests, helpful hints, or any supplemental information.), student guides and other supporting material prior to the delivery. A location and time will be mutually agreed upon by Motorola and Supplier.

For both delivery formats, On-site Classroom Instructor-Led and Live e-Learning, Motorola’s Training Organization will identify the syllabus (the information that will be delivered to meet the training requirements of the specific audience(s).

Upon request, Supplier will discuss licensing its training courseware, including instructor guides, student guides and lab guides    [***]

Supplier agrees to permit Motorola to digitally record training sessions either On-site Classroom Instructor-Led or Live e-Learning delivery formats to be used for training either internal Motorola and/or Motorola’s external customers. If Motorola requires Supplier to deliver training for or on behalf of Motorola, Supplier agrees to provide a formal quote for training delivery at any of Motorola’s customer locations worldwide. Supplier agrees to provide:

- High resolution EPS files of images used in courseware.

- Vector-based EPS files of images used in courseware.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

Technical Documentation

Supplier Documentation

If requested by Motorola in writing, Supplier will provide documentation according to Motorola guidelines as listed. Key elements pertaining to evaluation, responsibilities, and copyright release of Supplier-supplied documents will be provided by Motorola to ensure accuracy and timeliness of Motorola customers’ document acceptance.

Supplier Documentation

If the Product is standard supplier product,	then Supplier will provide its standard installation/programming/configuration manual to Motorola for Motorola to use and to provide to its customers. Supplier will deliver the final document to Motorola in PDF form. The document also will be made available for download by Motorola customers[1] .
If the Product is custom-designed for Motorola, and Supplier develops the final source for documentation,

then Supplier will provide an accompanying

custom-designed

installation/programming/configuration manual to

Motorola for Motorola to use and to provide to its

customers. In this case, Motorola will provide a

document template or front matter information and

document part number to Supplier to use for this

purpose. Supplier will deliver the final document to

Motorola in PDF form. The document also will be

made available for download by Motorola

customers.[1]

[1]     Motorola and Supplier will agree upon the site from which the manual is to be downloaded (e.g., a Motorola Literature Catalog or a specified link to Supplier’s web site). The link-to and source on Supplier sites must have revision control to ensure that the linked document reflects the Product as shipped to Motorola customers.

Motorola Documentation

If the Product is custom-designed for Motorola, but Supplier only produces engineering specifications,	then Supplier will provide the necessary specifications and any other relevant information to Motorola, and Motorola will develop the installation/user’s manual.

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

C O N F I D E N T I A L    P R O P R I E T A R Y

Exhibit E to Corporate Supply Agreement

[***]